UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-00043

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  DECEMBER 31, 2009

Annual Report to Shareholders

DWS S&P 500 Index Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

12 Portfolio Summary

DWS S&P 500 Index Fund

14 Financial Statements

17 Financial Highlights

21 Notes to Financial Statements

28 Report of Independent Registered Public Accounting Firm

29 Tax Information

DWS Equity 500 Index Portfolio

31 Investment Portfolio

46 Financial Statements

49 Financial Highlights

50 Notes to Financial Statements

56 Report of Independent Registered Public Accounting Firm

57 Investment Management Agreement Approval

62 Summary of Management Fee Evaluation by Independent Fee Consultant

67 Board Members and Officers

71 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. Stocks may decline in value. See the prospectus for details. This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2009

Average Annual Total Returns as of 12/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	25.88%	-6.17%	-0.20%	-1.57%
Class B	24.87%	-6.88%	-0.95%	-2.31%
Class C	24.88%	-6.88%	-0.94%	-2.30%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	20.21%	-7.60%	-1.11%	-2.02%
Class B (max 4.00% CDSC)	21.87%	-7.49%	-1.14%	-2.31%
Class C (max 1.00% CDSC)	24.88%	-6.88%	-0.94%	-2.30%
No Sales Charges
Class S	26.14%	-5.92%	0.08%	-1.34%
S&P 500® Index+	26.46%	-5.63%	0.42%	-0.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2009 are 0.71%, 1.52%, 1.46% and 0.44% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares prior to their inception on February 18, 2005 are derived from the historical performance of Class S shares of DWS S&P 500 Index Fund with an inception date of August 29, 1997 and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS S&P 500 Index Fund — Class A [] S&P 500 Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 12/31/09	$ 14.77	$ 14.74	$ 14.74	$ 14.80
12/31/08	$ 11.96	$ 11.94	$ 11.94	$ 11.99
Distribution Information: Twelve Months as of 12/31/09: Income Dividends	$ .24	$ .14	$ .14	$ .27
Lipper Rankings — S&P 500 Index Objective Funds Category as of 12/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	105	of	166	63
3-Year	109	of	159	68
Class B 1-Year	155	of	166	93
3-Year	154	of	159	97
Class C 1-Year	154	of	166	93
3-Year	154	of	159	97
Class S 1-Year	74	of	166	45
3-Year	67	of	159	42
5-Year	64	of	143	45
10-Year	44	of	96	46

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Fund Return*	Class A	Class B	Class C	Class S
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,222.40	$ 1,218.30	$ 1,217.30	$ 1,224.40
Expenses Paid per $1,000**	$ 3.47	$ 7.66	$ 7.66	$ 1.91
Hypothetical 5% Fund Return*	Class A	Class B	Class C	Class S
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,022.08	$ 1,018.30	$ 1,018.30	$ 1,023.49
Expenses Paid per $1,000**	$ 3.16	$ 6.97	$ 6.97	$ 1.73
* Expenses include amounts allocated proportionally from the master portfolio.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS S&P 500 Index Fund	.62%	1.37%	1.37%	.34%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS S&P 500 Index Fund

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Equity 500 Index Portfolio, in which the fund invests all of its assets. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Company, is the subadvisor for the portfolio. As of December 31, 2009, NTI had approximately $627.1 billion of assets under management.

Portfolio Manager

Brent Reeder

Senior Vice President at Northern Trust Investments, N.A. and Portfolio Manager of the Portfolio since May 2007.

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

US equities surged during 2009, making up a large portion of the loss they incurred the previous year. Rising investor risk appetites and signs of improving economic growth were two of the key factors supporting equities' strong performance. While the effects of the financial crisis continued to weigh on the stock market during January and February 2009, the aggressive stimulus efforts of the world's governments and central banks helped restore confidence by mid-March 2009. The spring and summer brought evidence of a modest renewal in economic growth which, in combination with the US Federal Reserve Board's (the Fed's) low interest rate policy, helped propel the market on a substantial rally that lasted through year-end. The result was a return of 26.46% for the Standard & Poor's 500® (S&P 500) Index, its best performance since 2003 and second-best calendar year return of the decade. Performance was broad-based, with all 10 sectors generating double-digit gains.1

The fund's Class A shares returned 25.88% during 2009. Since the fund's investment strategy is to replicate the performance of the S&P 500 as closely as possible before the deduction of expenses, the fund's return is normally close to the return of the index. The difference in return is typically driven by transaction costs and fund expenses. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

Positive Contributors to Fund Performance

While all 10 sectors performed strongly, three sectors were particular standouts: information technology, consumer discretionary and basic materials. The technology sector was helped by the fact that many companies offer a wealth of positive fundamental characteristics, such as strong balance sheets, low debt levels, improving cost discipline and a high degree of exposure to international growth trends. The result was outperformance of over 35 percentage points for technology relative to the broader market. Many of the sector's trendsetting stocks — such as Microsoft Corp., Intel Corp., Cisco Systems Inc., and International Business Machines Corp. — produced gains in the 40-60% range, while its best performer, Advanced Micro Devices Inc., returned nearly 350%.

The consumer discretionary and materials sectors both outperformed for the simple reason that they were among the hardest-hit market segments during the previous downturn. Since these two groups have a high degree of economic sensitivity, the arrival of the "green shoots," or signs of economic growth, enabled them to rebound from extremely depressed levels. The leading performers in the two sectors were Ford Motor Co. and Freeport-McMoRan Copper & Gold, Inc., respectively.

Negative Contributors to Fund Performance

The sectors that underperformed were largely those that could be classified as defensive in nature, such as telecommunication services, utilities, health care and consumer staples. While all delivered strong gains on an absolute basis, investors' rising appetite for risk generally resulted in more modest returns for these sectors relative to their more economically sensitive counterparts.

Financials were among the sectors that underperformed, lagging the broader index. Many financial stocks were unable to regain positive territory following their sharp sell-offs in the first two months of the year, as investors remained concerned about their balance sheets and exposure to credit risk.2 This reflected the fact that well over half of the 15 worst-performing stocks in the index in 2009 were financials. Among the notable underperformers were Citigroup, Inc., Marshall & Ilsley Corp., SunTrust Banks, Inc. and Regions Financial Corp.

Outlook and Positioning

We believe that holding an index fund such as this one can be advantageous over time because it offers broad exposure to the equity market at a relatively low cost. We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 Credit risk is the risk of loss of principal or loss of a financial reward stemming from a borrower's failure to repay a loan or otherwise meet a contractual obligation.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Information Technology	20%	15%
Financials	14%	13%
Health Care	13%	15%
Energy	11%	13%
Consumer Staples	11%	13%
Industrials	10%	11%
Consumer Discretionary	10%	9%
Utilities	4%	4%
Materials	4%	3%
Telecommunication Services	3%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2009 (19.2% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.2%
2. Microsoft Corp. Developer of computer software	2.4%
3. Apple, Inc. Manufacturer of personal computers and communication solutions	1.9%
4. Johnson & Johnson Provider of health care products	1.8%
5. Procter & Gamble Co. Manufacturer of diversified consumer products	1.8%
6. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.7%
7. AT&T, Inc. Provider of communications services	1.7%
8. JPMorgan Chase & Co. Provider of global financial services	1.6%
9. General Electric Co. Diversified technology, media and financial services company	1.6%
10. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.5%

Portfolio holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 31. A quarterly Fact Sheet is available upon request. A complete list of the Portfolio's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investment in the DWS Equity 500 Index Portfolio, at value	$ 525,433,631
Receivable for Fund shares sold	314,386
Other assets	31,694
Total assets	525,779,711
Liabilities
Payable for Fund shares redeemed	740,687
Accrued expenses and other payables	362,099
Total liabilities	1,102,786
Net assets, at value	$ 524,676,925
Net Assets Consist of
Undistributed net investment income	275,654
Net unrealized appreciation (depreciation) on investments and futures	80,918,996
Accumulated net realized gain (loss)	(211,412,867)
Paid-in capital	654,895,142
Net assets, at value	$ 524,676,925
Net Asset Value
Class A Net Asset Value and redemption price per share ($110,006,105 ÷ 7,446,933 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.77
Maximum offering price per share (100 ÷ 95.50 of $14.77)	$ 15.47
Class B Net Asset Value, offering and redemption price per share ($2,056,338 ÷ 139,472 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.74
Class C Net Asset Value, offering and redemption price per share ($9,611,596 ÷ 651,872 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.74
Class S Net Asset Value, offering and redemption price per share ($403,002,886 ÷ 27,229,448 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.80

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income and expenses allocated from DWS Equity 500 Index Portfolio: Dividends (net of foreign taxes withheld of $3,042)	$ 10,559,002
Income distributions — affiliated cash management vehicles	15,409
Interest	2,285
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	276,635
Expenses*	(224,249)
Net investment income allocated from DWS Equity 500 Index Portfolio	10,629,082
Expenses: Administration fee	447,432
Services to shareholders	1,007,948
Distribution and service fees	289,340
Professional fees	52,615
Reports to shareholders	80,546
Registration fees	55,208
Trustees' fees and expenses	2,750
Other	1,726
Total expenses before expense reductions	1,937,565
Expense reductions	(252,102)
Total expenses after expense reductions	1,685,463
Net investment income (loss)	8,943,619
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from DWS Equity 500 Index Portfolio: Investments	(21,419,945)
Futures	1,663,780
In-kind redemptions	(1,538,320)
(21,294,485)
Change in net unrealized appreciation (depreciation) allocated from DWS Equity 500 Index Portfolio on: Investments	121,560,619
Futures	(94,529)
121,466,090
Net gain (loss)	100,171,605
Net increase (decrease) in net assets resulting from operations	$ 109,115,224
* Net of $205,574 Advisor reimbursement allocated from DWS Equity 500 Index Portfolio for the year ended December 31, 2009.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 8,943,619	$ 11,005,761
Net realized gain (loss)	(21,294,485)	(18,702,583)
Change in net unrealized appreciation (depreciation)	121,466,090	(250,950,161)
Net increase (decrease) in net assets resulting from operations	109,115,224	(258,646,983)
Distributions to shareholders from: Net investment income: Class A	(1,671,474)	(1,470,242)
Class B	(22,410)	(21,325)
Class C	(77,179)	(52,921)
Class S	(7,437,911)	(9,007,291)
Total distributions	(9,208,974)	(10,551,779)
Fund share transactions: Proceeds from shares sold	80,462,411	105,728,196
Reinvestment of distributions	8,790,609	10,089,314
Cost of shares redeemed	(87,199,950)	(127,220,008)
Redemption fees	3,189	10,808
Net increase (decrease) in net assets from Fund share transactions	2,056,259	(11,391,690)
Increase (decrease) in net assets	101,962,509	(280,590,452)
Net assets at beginning of period	422,714,416	703,304,868
Net assets at end of period (including undistributed net investment income of $275,654 and $685,169, respectively)	$ 524,676,925	$ 422,714,416

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.96	$ 19.45	$ 18.78	$ 16.56	$ 15.96
Income (loss) from investment operations: Net investment income (loss)[b]	.23	.28	.26	.22	.18
Net realized and unrealized gain (loss)	2.82	(7.51)	.66	2.23	.61
Total from investment operations	3.05	(7.23)	.92	2.45	.79
Less distributions from: Net investment income	(.24)	(.26)	(.25)	(.23)	(.19)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.77	$ 11.96	$ 19.45	$ 18.78	$ 16.56
Total Return (%)[c,d]	25.88	(37.45)	4.90	14.91	5.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	72	95	85	73
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.70	.71	.72	.85	.77*
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.62	.65	.64	.70	.66*
Ratio of net investment income (loss) (%)	1.81	1.69	1.33	1.25	1.27*
[a] For the period from February 18, 2005 (commencement of operations of Class A shares) to December 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended December 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.94	$ 19.41	$ 18.74	$ 16.52	$ 15.96
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.15	.11	.09	.07
Net realized and unrealized gain (loss)	2.81	(7.48)	.66	2.23	.62
Total from investment operations	2.94	(7.33)	.77	2.32	.69
Less distributions from: Net investment income	(.14)	(.14)	(.10)	(.10)	(.13)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.74	$ 11.94	$ 19.41	$ 18.74	$ 16.52
Total Return (%)[c,d]	24.87	(37.90)	4.11	14.08	4.35**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	3	3
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.50	1.52	1.54	1.71	1.66*
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.37	1.42	1.40	1.45	1.41*
Ratio of net investment income (loss) (%)	1.05	.93	.57	.50	.51*
[a] For the period from February 18, 2005 (commencement of operations of Class B shares) to December 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended December 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.94	$ 19.41	$ 18.74	$ 16.52	$ 15.96
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.16	.11	.09	.07
Net realized and unrealized gain (loss)	2.81	(7.49)	.66	2.23	.62
Total from investment operations	2.94	(7.33)	.77	2.32	.69
Less distributions from: Net investment income	(.14)	(.14)	(.10)	(.10)	(.13)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 14.74	$ 11.94	$ 19.41	$ 18.74	$ 16.52
Total Return (%)[c,d]	24.88	(37.90)	4.11	14.10	4.36**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	5	7	5	4
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.47	1.46	1.50	1.55	1.53*
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.37	1.41	1.40	1.45	1.40*
Ratio of net investment income (loss) (%)	1.05	.93	.56	.50	.52*
[a] For the period from February 18, 2005 (commencement of operations of Class C shares) to December 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.99	$ 19.49	$ 18.81	$ 16.56	$ 16.07
Income (loss) from investment operations: Net investment income (loss)[a]	.26	.32	.31	.26	.23
Net realized and unrealized gain (loss)	2.82	(7.51)	.67	2.26	.48
Total from investment operations	3.08	(7.19)	.98	2.52	.71
Less distributions from: Net investment income	(.27)	(.31)	(.30)	(.27)	(.22)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.80	$ 11.99	$ 19.49	$ 18.81	$ 16.56
Total Return (%)[b]	26.14	(37.25)	5.22	15.37	4.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	403	343	599	631	291
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.46	.44	.44	.50	.43
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.35	.39	.39	.44	.43
Ratio of net investment income (loss) (%)	2.07	1.95	1.58	1.51	1.44
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS S&P 500 Index Fund (the "Fund") is a diversified series of the DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, DWS Equity 500 Index Portfolio (the "Portfolio"), a diversified open-end management investment company advised by Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG. On December 31, 2009, the Fund owned approximately 21% of the Portfolio.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Effective March 1, 2010, Class B shares of the Fund will be closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions (including the investment of dividends and distributions in Class B shares of another fund). Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $210,175,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($113,678,000), December 31, 2011 ($27,129,000), December 31, 2012 ($21,570,000), December 31, 2013 ($7,108,000), December 31, 2014 ($6,496,000), December 31, 2016 ($16,675,000) and December 31, 2017 ($17,519,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

During the year ended December 31, 2009 the Fund lost, through expiration, $151,694,000 of prior year capital loss carryforward.

In addition, from November 1, 2009 through December 31, 2009, the Fund incurred approximately $1,298,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 272,211
Capital loss carryforwards	$ (210,175,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2009	2008
Distributions from ordinary income	$ 9,208,974	$ 10,551,779

Redemption Fees. The Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio.

In the event the Board of Trustees determines it is in the best interests of the Fund to withdraw its investment in the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund. In such event, the Fund would pay the Advisor an annual fee of 0.15% of the Fund's average daily net assets, accrued daily and payable monthly.

For the period from January 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:

Class A	.62%
Class B	1.37%
Class C	1.37%
Class S	.37%

For the period from October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:

Class A	.77%
Class B	1.52%
Class C	1.52%
Class S	.52%

Effective October 1, 2009, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:

Class A	.67%
Class B	1.47%
Class C	1.47%
Class S	.47%

This voluntary waiver of reimbursement may be terminated at any time at the option of the Advisor.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2009, the Administration Fee was $447,432, of which $44,520 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2009
Class A	$ 185,312	$ 29,429	$ 36,227
Class B	4,993	1,650	1,047
Class C	11,445	3,779	2,037
Class S	720,087	217,244	125,121
	$ 921,837	$ 252,102	$ 164,432

Distribution and Service Agreement. Under the Fund's Class B and C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2009
Class B	$ 15,143	$ 1,233
Class C	53,608	5,987
	$ 68,751	$ 7,220

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2009	Annual Effective Rate
Class A	$ 198,466	$ 71,695.22%
Class B	4,892	590.24%
Class C	17,231	3,875.24%
	$ 220,589	$ 76,160

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid to DIDI in connection with the distribution of Class A shares for the year ended December 31, 2009 aggregated $18,164.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2009, the CDSC for Class B and C shares aggregated $12,419 and $1,882, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2009, DIDI received $303 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,987, of which $10,248 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,455,803	$ 42,500,078	3,120,957	$ 50,525,003
Class B	76,924	906,827	68,642	1,064,609
Class C	319,706	3,910,031	243,464	3,590,700
Class S	2,669,497	33,145,475	3,205,610	50,547,884
		$ 80,462,411		$ 105,728,196
Shares issued to shareholders in reinvestment of distributions
Class A	132,996	$ 1,652,419	95,949	$ 1,460,734
Class B	1,701	20,320	1,235	18,448
Class C	6,185	75,466	3,531	52,069
Class S	567,596	7,042,404	552,898	8,558,063
		$ 8,790,609		$ 10,089,314
Shares redeemed
Class A	(2,195,175)	$ (27,567,121)	(2,024,220)	$ (32,120,539)
Class B	(89,345)	(1,177,467)	(74,994)	(1,202,371)
Class C	(106,706)	(1,274,793)	(155,857)	(2,469,177)
Class S	(4,651,058)	(57,180,569)	(5,857,337)	(91,427,921)
		$ (87,199,950)		$ (127,220,008)
Redemption fees		$ 3,189		$ 10,808
Net increase (decrease)
Class A	1,393,624	$ 16,586,410	1,192,686	$ 19,869,257
Class B	(10,720)	(250,320)	(5,117)	(119,314)
Class C	219,185	2,710,704	91,138	1,177,115
Class S	(1,413,965)	(16,990,535)	(2,098,829)	(32,318,748)
		$ 2,056,259		$ (11,391,690)

D. In-Kind Redemptions

In certain circumstances, a fund may distribute portfolio securities rather than cash as payments for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; a fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2009, the Fund was allocated $1,538,320 of net loss attributable to in-kind redemptions.

E. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 26, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS S&P 500 Index Fund (the "Fund") at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $11,618,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have any questions about federal and state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

(The following financial statements of the DWS Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2009

	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 9.5%
Auto Components 0.2%
Goodyear Tire & Rubber Co.*	62,896	886,834
Johnson Controls, Inc.	159,701	4,350,255
		5,237,089
Automobiles 0.4%
Ford Motor Co.* (a)	805,030	8,050,300
Harley-Davidson, Inc. (a)	58,182	1,466,186
		9,516,486
Distributors 0.1%
Genuine Parts Co.	38,672	1,467,989
Diversified Consumer Services 0.2%
Apollo Group, Inc. "A"*	32,183	1,949,646
DeVry, Inc.	12,600	714,798
H&R Block, Inc.	86,582	1,958,485
		4,622,929
Hotels Restaurants & Leisure 1.5%
Carnival Corp. (Units)*	104,179	3,301,433
Darden Restaurants, Inc.	33,280	1,167,130
International Game Technology	77,064	1,446,491
Marriott International, Inc. "A" (a)	64,033	1,744,899
McDonald's Corp.	267,306	16,690,587
Starbucks Corp.* (a)	175,701	4,051,665
Starwood Hotels & Resorts Worldwide, Inc. (a)	45,393	1,660,022
Wyndham Worldwide Corp.	45,314	913,983
Wynn Resorts Ltd. (a)	17,600	1,024,848
Yum! Brands, Inc. (a)	117,131	4,096,071
		36,097,129
Household Durables 0.3%
Black & Decker Corp.	15,652	1,014,719
D.R. Horton, Inc. (a)	73,100	794,597
Fortune Brands, Inc. (a)	38,254	1,652,573
Harman International Industries, Inc.	15,300	539,784
Leggett & Platt, Inc.	38,970	794,988
Lennar Corp. "A"	39,900	509,523
Newell Rubbermaid, Inc. (a)	68,350	1,025,933
Pulte Homes, Inc.* (a)	81,997	819,970
Whirlpool Corp.	18,133	1,462,608
		8,614,695
Internet & Catalog Retail 0.6%
Amazon.com, Inc.* (a)	81,667	10,985,845
Expedia, Inc.*	53,670	1,379,856
Priceline.com, Inc.*	10,624	2,321,344
		14,687,045
Leisure Equipment & Products 0.1%
Eastman Kodak Co.* (a)	71,031	299,751
Hasbro, Inc. (a)	30,785	986,967
Mattel, Inc.	90,814	1,814,464
		3,101,182
Media 2.9%
CBS Corp. "B" (a)	158,054	2,220,659
Comcast Corp. "A" (a)	700,063	11,803,062
DIRECTV "A"* (a)	236,010	7,870,934
Gannett Co., Inc. (a)	57,969	860,840
Interpublic Group of Companies, Inc.*	117,695	868,589
McGraw-Hill Companies, Inc.	78,293	2,623,598
Meredith Corp. (a)	10,038	309,672
New York Times Co. "A"* (a)	24,542	303,339
News Corp. "A"	561,208	7,682,938
Omnicom Group, Inc.	77,283	3,025,629
Scripps Networks Interactive "A"	23,100	958,650
Time Warner Cable, Inc.	84,375	3,492,281
Time Warner, Inc. (a)	285,451	8,318,042
Viacom, Inc. "B"*	149,553	4,446,211
Walt Disney Co. (a)	474,045	15,287,951
Washington Post Co. "B"	1,500	659,400
		70,731,795
Multiline Retail 0.8%
Big Lots, Inc.*	21,496	622,954
Family Dollar Stores, Inc. (a)	35,172	978,837
J.C. Penney Co., Inc. (a)	57,475	1,529,410
Kohl's Corp.*	75,265	4,059,041
Macy's, Inc.	108,550	1,819,298
Nordstrom, Inc. (a)	41,332	1,553,256
Sears Holdings Corp.* (a)	12,818	1,069,662
Target Corp.	183,029	8,853,113
		20,485,571
Specialty Retail 1.9%
Abercrombie & Fitch Co. "A"	22,700	791,095
AutoNation, Inc.* (a)	22,500	430,875
AutoZone, Inc.*	7,390	1,168,137
Bed Bath & Beyond, Inc.*	64,512	2,492,099
Best Buy Co., Inc. (a)	86,131	3,398,729
GameStop Corp. "A"* (a)	41,500	910,510
Home Depot, Inc.	419,418	12,133,763
Limited Brands, Inc.	64,740	1,245,598
Lowe's Companies, Inc.	359,756	8,414,693
O'Reilly Automotive, Inc.* (a)	32,500	1,238,900
Office Depot, Inc.*	69,059	445,431
RadioShack Corp.	32,495	633,652
Ross Stores, Inc.	28,201	1,204,465
Staples, Inc. (a)	172,074	4,231,300
The Gap, Inc.	119,558	2,504,740
The Sherwin-Williams Co. (a)	21,305	1,313,453
Tiffany & Co.	31,716	1,363,788
TJX Companies, Inc.	100,899	3,687,858
		47,609,086
Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc. (a)	79,553	2,906,071
NIKE, Inc. "B" (a)	97,207	6,422,466
Polo Ralph Lauren Corp.	14,700	1,190,406
VF Corp. (a)	22,140	1,621,534
		12,140,477
Consumer Staples 11.2%
Beverages 2.6%
Brown-Forman Corp. "B"	25,522	1,367,213
Coca-Cola Co.	572,726	32,645,382
Coca-Cola Enterprises, Inc. (a)	69,324	1,469,669
Constellation Brands, Inc. "A"*	49,400	786,942
Dr. Pepper Snapple Group, Inc.	62,797	1,777,155
Molson Coors Brewing Co. "B"	38,804	1,752,389
Pepsi Bottling Group, Inc.	35,362	1,326,075
PepsiCo, Inc.	385,572	23,442,777
		64,567,602
Food & Staples Retailing 2.7%
Costco Wholesale Corp.	108,899	6,443,554
CVS Caremark Corp.	344,791	11,105,718
Kroger Co.	164,827	3,383,898
Safeway, Inc.	94,559	2,013,161
SUPERVALU, Inc. (a)	53,391	678,600
Sysco Corp. (a)	146,682	4,098,295
Wal-Mart Stores, Inc. (a)	527,351	28,186,911
Walgreen Co.	242,708	8,912,238
Whole Foods Market, Inc.* (a)	35,200	966,240
		65,788,615
Food Products 1.6%
Archer-Daniels-Midland Co.	160,244	5,017,240
Campbell Soup Co. (a)	48,570	1,641,666
ConAgra Foods, Inc.	111,673	2,574,063
Dean Foods Co.*	46,500	838,860
General Mills, Inc.	81,230	5,751,896
H.J. Heinz Co.	79,340	3,392,578
Hormel Foods Corp.	17,900	688,255
Kellogg Co. (a)	63,234	3,364,049
Kraft Foods, Inc. "A" (a)	361,593	9,828,098
McCormick & Co., Inc. (a)	33,700	1,217,581
Sara Lee Corp. (a)	171,728	2,091,647
The Hershey Co. (a)	42,160	1,508,906
The J.M. Smucker Co.	29,757	1,837,495
Tyson Foods, Inc. "A"	75,400	925,158
		40,677,492
Household Products 2.5%
Clorox Co.	35,632	2,173,552
Colgate-Palmolive Co.	122,202	10,038,894
Kimberly-Clark Corp.	103,203	6,575,063
Procter & Gamble Co.	722,114	43,781,772
		62,569,281
Personal Products 0.3%
Avon Products, Inc.	101,097	3,184,555
Estee Lauder Companies, Inc. "A"	28,900	1,397,604
Mead Johnson Nutrition Co. "A"	55,794	2,438,198
		7,020,357
Tobacco 1.5%
Altria Group, Inc.	504,845	9,910,107
Lorillard, Inc.	37,754	3,029,004
Philip Morris International, Inc.	471,872	22,739,512
Reynolds American, Inc.	42,690	2,261,289
		37,939,912
Energy 11.3%
Energy Equipment & Services 1.8%
Baker Hughes, Inc. (a)	76,902	3,112,993
BJ Services Co.	72,728	1,352,741
Cameron International Corp.*	61,182	2,557,407
Diamond Offshore Drilling, Inc. (a)	17,530	1,725,303
FMC Technologies, Inc.* (a)	30,906	1,787,603
Halliburton Co.	217,268	6,537,594
Nabors Industries Ltd.* (a)	71,938	1,574,723
National-Oilwell Varco, Inc. (a)	104,044	4,587,300
Rowan Companies, Inc.* (a)	27,539	623,483
Schlumberger Ltd. (a)	294,290	19,155,336
Smith International, Inc.	62,460	1,697,038
		44,711,521
Oil, Gas & Consumable Fuels 9.5%
Anadarko Petroleum Corp. (a)	118,966	7,425,858
Apache Corp.	82,055	8,465,614
Cabot Oil & Gas Corp.	25,700	1,120,263
Chesapeake Energy Corp. (a)	159,100	4,117,508
Chevron Corp.	494,650	38,083,103
ConocoPhillips	368,532	18,820,929
CONSOL Energy, Inc.	45,393	2,260,571
Denbury Resources, Inc.* (a)	65,600	970,880
Devon Energy Corp.	108,017	7,939,249
El Paso Corp.	180,398	1,773,312
EOG Resources, Inc.	60,075	5,845,298
ExxonMobil Corp. (a)	1,171,993	79,918,203
Hess Corp.	68,265	4,130,033
Marathon Oil Corp.	166,410	5,195,320
Massey Energy Co.	21,100	886,411
Murphy Oil Corp.	47,618	2,580,896
Noble Energy, Inc. (a)	43,191	3,076,063
Occidental Petroleum Corp.	198,828	16,174,658
Peabody Energy Corp.	66,831	3,021,430
Pioneer Natural Resources Co. (a)	29,600	1,425,832
Range Resources Corp. (a)	40,242	2,006,064
Southwestern Energy Co.*	87,036	4,195,135
Spectra Energy Corp. (a)	161,173	3,305,658
Sunoco, Inc. (a)	29,272	763,999
Tesoro Corp. (a)	34,500	467,475
Valero Energy Corp.	142,401	2,385,217
Williams Companies, Inc.	148,723	3,135,081
XTO Energy, Inc.	145,994	6,793,101
		236,283,161
Financials 14.2%
Capital Markets 2.7%
Ameriprise Financial, Inc. (a)	63,770	2,475,551
Bank of New York Mellon Corp. (a)	293,395	8,206,258
Charles Schwab Corp. (a)	238,433	4,487,309
E*TRADE Financial Corp.* (a)	365,269	639,221
Federated Investors, Inc. "B" (a)	21,700	596,750
Franklin Resources, Inc. (a)	37,376	3,937,562
Invesco Ltd.	106,181	2,494,192
Janus Capital Group, Inc.	39,279	528,302
Legg Mason, Inc. (a)	36,200	1,091,792
Morgan Stanley	331,257	9,805,207
Northern Trust Corp. (a)	62,605	3,280,502
State Street Corp.	123,768	5,388,859
T. Rowe Price Group, Inc.	64,476	3,433,347
The Goldman Sachs Group, Inc.	126,095	21,289,880
		67,654,732
Commercial Banks 2.7%
BB&T Corp.	169,692	4,305,086
Comerica, Inc.	38,557	1,140,130
Fifth Third Bancorp.	199,091	1,941,137
First Horizon National Corp. (a)	53,334	714,678
Huntington Bancshares, Inc.	204,596	746,775
KeyCorp	229,183	1,271,966
M&T Bank Corp. (a)	20,400	1,364,556
Marshall & Ilsley Corp.	127,899	697,050
PNC Financial Services Group, Inc. (a)	111,182	5,869,298
Regions Financial Corp. (a)	300,919	1,591,862
SunTrust Banks, Inc.	125,692	2,550,291
US Bancorp. (a)	470,455	10,589,942
Wells Fargo & Co.	1,259,072	33,982,353
Zions Bancorp. (a)	27,956	358,675
		67,123,799
Consumer Finance 0.8%
American Express Co.	292,910	11,868,713
Capital One Financial Corp.	108,671	4,166,446
Discover Financial Services	137,832	2,027,509
SLM Corp.* (a)	121,565	1,370,038
		19,432,706
Diversified Financial Services 4.3%
Bank of America Corp. (a)	2,447,055	36,852,648
Citigroup, Inc. (a)	4,788,635	15,850,382
CME Group, Inc.	15,873	5,332,534
IntercontinentalExchange, Inc.* (a)	18,348	2,060,481
JPMorgan Chase & Co.	972,006	40,503,490
Leucadia National Corp.* (a)	45,200	1,075,308
Moody's Corp. (a)	49,800	1,334,640
NYSE Euronext	67,500	1,707,750
The NASDAQ OMX Group, Inc.*	35,500	703,610
		105,420,843
Insurance 2.4%
Aflac, Inc. (a)	117,427	5,430,999
Allstate Corp.	133,889	4,022,026
American International Group, Inc.* (a)	33,961	1,018,151
Aon Corp. (a)	63,992	2,453,453
Assurant, Inc.	28,900	851,972
Chubb Corp.	82,259	4,045,498
Cincinnati Financial Corp.	42,934	1,126,588
Genworth Financial, Inc. "A"*	121,300	1,376,755
Hartford Financial Services Group, Inc.	97,402	2,265,570
Lincoln National Corp.	76,874	1,912,625
Loews Corp. (a)	89,723	3,261,431
Marsh & McLennan Companies, Inc.	132,253	2,920,146
MetLife, Inc. (a)	194,190	6,864,616
Principal Financial Group, Inc. (a)	81,519	1,959,717
Progressive Corp.* (a)	171,014	3,076,542
Prudential Financial, Inc. (a)	115,888	5,766,587
The Travelers Companies, Inc.	134,068	6,684,630
Torchmark Corp. (a)	22,310	980,524
Unum Group (a)	84,494	1,649,323
XL Capital Ltd. "A"	85,732	1,571,468
		59,238,621
Real Estate Investment Trusts 1.2%
Apartment Investment & Management Co. "A" (REIT)	34,816	554,271
AvalonBay Communities, Inc. (REIT)	20,846	1,711,665
Boston Properties, Inc. (REIT) (a)	32,500	2,179,775
Equity Residential (REIT)	70,860	2,393,651
HCP, Inc. (REIT) (a)	69,455	2,121,156
Health Care REIT, Inc. (REIT) (a)	27,600	1,223,232
Host Hotels & Resorts, Inc. (REIT) (a)	158,787	1,853,044
Kimco Realty Corp. (REIT) (a)	101,900	1,378,707
Plum Creek Timber Co., Inc. (REIT) (a)	40,248	1,519,764
ProLogis (REIT) (a)	113,700	1,556,553
Public Storage (REIT) (a)	34,530	2,812,468
Simon Property Group, Inc. (REIT) (a)	68,509	5,467,018
Ventas, Inc. (REIT)	39,600	1,732,104
Vornado Realty Trust (REIT) (a)	36,572	2,557,846
		29,061,254
Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc. "A"*	59,600	808,772
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	102,468	1,406,886
People's United Financial, Inc.	87,775	1,465,842
		2,872,728
Health Care 12.4%
Biotechnology 1.5%
Amgen, Inc.*	248,929	14,081,914
Biogen Idec, Inc.*	71,503	3,825,410
Celgene Corp.*	114,709	6,386,997
Cephalon, Inc.* (a)	18,700	1,167,067
Genzyme Corp.*	63,084	3,091,747
Gilead Sciences, Inc.*	219,998	9,521,513
		38,074,648
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	147,070	8,630,068
Becton, Dickinson & Co. (a)	57,771	4,555,821
Boston Scientific Corp.*	383,243	3,449,187
C.R. Bard, Inc.	24,274	1,890,945
CareFusion Corp.*	46,834	1,171,318
DENTSPLY International, Inc. (a)	38,600	1,357,562
Hospira, Inc.*	40,422	2,061,522
Intuitive Surgical, Inc.* (a)	9,397	2,850,298
Medtronic, Inc. (a)	271,130	11,924,297
St. Jude Medical, Inc.*	79,810	2,935,412
Stryker Corp.	67,948	3,422,541
Varian Medical Systems, Inc.* (a)	31,300	1,466,405
Zimmer Holdings, Inc.*	54,001	3,191,999
		48,907,375
Health Care Providers & Services 2.1%
Aetna, Inc.	102,195	3,239,582
AmerisourceBergen Corp.	66,710	1,739,130
Cardinal Health, Inc.	90,179	2,907,371
CIGNA Corp. (a)	67,175	2,369,262
Coventry Health Care, Inc.*	38,758	941,432
DaVita, Inc.*	26,600	1,562,484
Express Scripts, Inc.*	68,117	5,888,715
Humana, Inc.*	43,351	1,902,675
Laboratory Corp. of America Holdings*	26,300	1,968,292
McKesson Corp.	66,067	4,129,187
Medco Health Solutions, Inc.*	118,709	7,586,692
Patterson Companies, Inc.*	23,800	665,924
Quest Diagnostics, Inc.	38,402	2,318,713
Tenet Healthcare Corp.*	117,448	633,045
UnitedHealth Group, Inc.	283,294	8,634,801
WellPoint, Inc.* (a)	111,331	6,489,484
		52,976,789
Health Care Technology 0.0%
IMS Health, Inc.	48,206	1,015,218
Life Sciences Tools & Services 0.4%
Life Technologies Corp.* (a)	45,103	2,355,730
Millipore Corp.*	13,681	989,820
PerkinElmer, Inc.	30,063	618,997
Thermo Fisher Scientific, Inc.*	97,520	4,650,729
Waters Corp.* (a)	24,805	1,536,918
		10,152,194
Pharmaceuticals 6.4%
Abbott Laboratories	382,396	20,645,560
Allergan, Inc.	76,724	4,834,379
Bristol-Myers Squibb Co.	408,547	10,315,812
Eli Lilly & Co. (a)	246,580	8,805,372
Forest Laboratories, Inc.*	75,047	2,409,759
Johnson & Johnson	682,553	43,963,239
King Pharmaceuticals, Inc.* (a)	61,575	755,525
Merck & Co., Inc.	752,938	27,512,355
Mylan, Inc.* (a)	77,300	1,424,639
Pfizer, Inc.	1,989,543	36,189,787
Watson Pharmaceuticals, Inc.*	25,907	1,026,176
		157,882,603
Industrials 10.1%
Aerospace & Defense 2.7%
Boeing Co. (a)	176,214	9,538,464
General Dynamics Corp.	96,419	6,572,883
Goodrich Corp.	31,238	2,007,041
Honeywell International, Inc.	188,009	7,369,953
ITT Corp.	46,592	2,317,486
L-3 Communications Holdings, Inc.	29,368	2,553,548
Lockheed Martin Corp.	77,391	5,831,412
Northrop Grumman Corp. (a)	79,127	4,419,243
Precision Castparts Corp.	35,228	3,887,410
Raytheon Co. (a)	91,653	4,721,962
Rockwell Collins, Inc.	40,144	2,222,372
United Technologies Corp.	231,758	16,086,323
		67,528,097
Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	42,432	2,492,032
Expeditors International of Washington, Inc. (a)	54,200	1,882,366
FedEx Corp. (a)	75,460	6,297,137
United Parcel Service, Inc. "B" (a)	243,509	13,970,111
		24,641,646
Airlines 0.1%
Southwest Airlines Co. (a)	181,814	2,078,134
Building Products 0.1%
Masco Corp. (a)	91,805	1,267,827
Commercial Services & Supplies 0.5%
Avery Dennison Corp.	27,531	1,004,606
Cintas Corp.	32,666	850,949
Iron Mountain, Inc.*	46,400	1,056,064
Pitney Bowes, Inc. (a)	48,285	1,098,967
R.R. Donnelley & Sons Co.	50,961	1,134,901
Republic Services, Inc.	79,299	2,244,955
Stericycle, Inc.* (a)	20,200	1,114,434
Waste Management, Inc.	124,607	4,212,963
		12,717,839
Construction & Engineering 0.2%
Fluor Corp.	44,750	2,015,540
Jacobs Engineering Group, Inc.*	32,100	1,207,281
Quanta Services, Inc.*	51,300	1,069,092
		4,291,913
Electrical Equipment 0.5%
Emerson Electric Co. (a)	182,636	7,780,294
First Solar, Inc.* (a)	12,295	1,664,743
Rockwell Automation, Inc. (a)	35,021	1,645,287
Roper Industries, Inc.	22,366	1,171,307
		12,261,631
Industrial Conglomerates 2.2%
3M Co. (a)	174,679	14,440,713
General Electric Co.	2,617,681	39,605,513
Textron, Inc. (a)	67,754	1,274,453
		55,320,679
Machinery 1.6%
Caterpillar, Inc. (a)	152,268	8,677,753
Cummins, Inc.	49,758	2,281,902
Danaher Corp. (a)	62,238	4,680,298
Deere & Co. (a)	105,478	5,705,305
Dover Corp.	46,272	1,925,378
Eaton Corp.	41,470	2,638,321
Flowserve Corp.	13,692	1,294,305
Illinois Tool Works, Inc.	92,796	4,453,280
PACCAR, Inc. (a)	91,781	3,328,897
Pall Corp.	31,010	1,122,562
Parker Hannifin Corp.	36,852	1,985,586
Snap-on, Inc.	14,732	622,574
The Stanley Works (a)	18,653	960,816
		39,676,977
Professional Services 0.1%
Dun & Bradstreet Corp.	12,714	1,072,680
Equifax, Inc.	32,709	1,010,381
Monster Worldwide, Inc.* (a)	31,489	547,908
Robert Half International, Inc. (a)	31,175	833,308
		3,464,277
Road & Rail 1.0%
Burlington Northern Santa Fe Corp. (a)	63,736	6,285,644
CSX Corp.	94,530	4,583,760
Norfolk Southern Corp.	90,363	4,736,829
Ryder System, Inc.	14,590	600,670
Union Pacific Corp.	125,822	8,040,026
		24,246,929
Trading Companies & Distributors 0.1%
Fastenal Co. (a)	33,100	1,378,284
W.W. Grainger, Inc. (a)	15,309	1,482,370
		2,860,654
Information Technology 19.7%
Communications Equipment 2.6%
Cisco Systems, Inc.*	1,412,234	33,808,882
Harris Corp. (a)	28,600	1,359,930
JDS Uniphase Corp.*	55,939	461,497
Juniper Networks, Inc.* (a)	133,134	3,550,684
Motorola, Inc.*	574,290	4,456,490
QUALCOMM, Inc.	411,258	19,024,795
Tellabs, Inc.*	104,030	590,890
		63,253,168
Computers & Peripherals 5.9%
Apple, Inc.*	221,673	46,741,969
Dell, Inc.* (a)	430,678	6,184,536
EMC Corp.*	507,890	8,872,838
Hewlett-Packard Co.	583,279	30,044,701
International Business Machines Corp.	324,687	42,501,528
Lexmark International, Inc. "A"*	20,257	526,277
NetApp, Inc.* (a)	84,609	2,909,704
QLogic Corp.*	31,000	584,970
SanDisk Corp.* (a)	58,000	1,681,420
Sun Microsystems, Inc.*	193,291	1,811,137
Teradata Corp.*	41,808	1,314,026
Western Digital Corp.* (a)	55,735	2,460,700
		145,633,806
Electronic Equipment, Instruments & Components 0.6%
Agilent Technologies, Inc.* (a)	86,157	2,676,898
Amphenol Corp. "A" (a)	42,330	1,954,800
Corning, Inc. (a)	388,297	7,498,015
FLIR Systems, Inc.* (a)	37,900	1,240,088
Jabil Circuit, Inc.	43,489	755,404
Molex, Inc.	35,886	773,343
		14,898,548
Internet Software & Services 2.0%
Akamai Technologies, Inc.* (a)	44,200	1,119,586
eBay, Inc.* (a)	281,032	6,615,493
Google, Inc. "A"* (a)	59,391	36,821,232
VeriSign, Inc.* (a)	50,000	1,212,000
Yahoo!, Inc.* (a)	297,033	4,984,214
		50,752,525
IT Services 1.6%
Affiliated Computer Services, Inc. "A"* (a)	21,200	1,265,428
Automatic Data Processing, Inc.	124,910	5,348,646
Cognizant Technology Solutions Corp. "A"*	73,422	3,326,016
Computer Sciences Corp.* (a)	38,643	2,223,132
Fidelity National Information Services, Inc.	79,015	1,852,112
Fiserv, Inc.*	39,205	1,900,658
MasterCard, Inc. "A" (a)	23,700	6,066,726
Paychex, Inc.	80,001	2,451,231
SAIC, Inc.*	70,032	1,326,406
Total System Services, Inc.	47,866	826,646
Visa, Inc. "A"	111,801	9,778,115
Western Union Co.	166,396	3,136,565
		39,501,681
Office Electronics 0.1%
Xerox Corp. (a)	222,156	1,879,440
Semiconductors & Semiconductor Equipment 2.6%
Advanced Micro Devices, Inc.* (a)	142,097	1,375,499
Altera Corp. (a)	71,644	1,621,304
Analog Devices, Inc.	74,568	2,354,857
Applied Materials, Inc. (a)	331,804	4,625,348
Broadcom Corp. "A"*	105,483	3,317,440
Intel Corp.	1,358,215	27,707,586
KLA-Tencor Corp.	37,185	1,344,610
Linear Technology Corp.	53,196	1,624,606
LSI Corp.*	165,055	991,981
MEMC Electronic Materials, Inc.*	57,600	784,512
Microchip Technology, Inc. (a)	46,600	1,354,196
Micron Technology, Inc.*	217,049	2,292,037
National Semiconductor Corp.	50,366	773,622
Novellus Systems, Inc.*	25,082	585,414
NVIDIA Corp.* (a)	138,743	2,591,719
Teradyne, Inc.* (a)	43,358	465,231
Texas Instruments, Inc.	304,915	7,946,085
Xilinx, Inc. (a)	70,403	1,764,299
		63,520,346
Software 4.3%
Adobe Systems, Inc.* (a)	124,044	4,562,338
Autodesk, Inc.*	58,348	1,482,623
BMC Software, Inc.*	45,366	1,819,177
CA, Inc.	100,115	2,248,583
Citrix Systems, Inc.*	45,914	1,910,482
Compuware Corp.*	59,252	428,392
Electronic Arts, Inc.*	84,006	1,491,106
Intuit, Inc.*	80,130	2,460,792
McAfee, Inc.*	39,600	1,606,572
Microsoft Corp. (a)	1,904,390	58,064,851
Novell, Inc.*	87,582	363,465
Oracle Corp.	960,051	23,559,651
Red Hat, Inc.*	46,493	1,436,634
Salesforce.com, Inc.* (a)	27,100	1,999,167
Symantec Corp.*	190,864	3,414,557
		106,848,390
Materials 3.5%
Chemicals 1.9%
Air Products & Chemicals, Inc.	53,118	4,305,745
Airgas, Inc.	21,250	1,011,500
CF Industries Holdings, Inc.	12,135	1,101,615
Dow Chemical Co.	277,758	7,674,454
E.I. du Pont de Nemours & Co. (a)	219,558	7,392,518
Eastman Chemical Co.	18,669	1,124,621
Ecolab, Inc.	59,542	2,654,382
FMC Corp.	14,900	830,824
International Flavors & Fragrances, Inc.	19,916	819,344
Monsanto Co.	134,566	11,000,771
PPG Industries, Inc. (a)	41,662	2,438,893
Praxair, Inc.	73,954	5,939,246
Sigma-Aldrich Corp.	30,716	1,552,079
		47,845,992
Construction Materials 0.1%
Vulcan Materials Co. (a)	31,176	1,642,040
Containers & Packaging 0.2%
Ball Corp.	24,224	1,252,381
Bemis Co., Inc.	25,930	768,824
Owens-Illinois, Inc.*	43,400	1,426,558
Pactiv Corp.*	33,149	800,217
Sealed Air Corp.	40,872	893,462
		5,141,442
Metals & Mining 1.1%
AK Steel Holding Corp.	29,600	631,960
Alcoa, Inc. (a)	245,938	3,964,521
Allegheny Technologies, Inc. (a)	24,379	1,091,448
Cliffs Natural Resources, Inc.	29,537	1,361,360
Freeport-McMoRan Copper & Gold, Inc.* (a)	106,549	8,554,819
Newmont Mining Corp.	122,154	5,779,106
Nucor Corp. (a)	73,799	3,442,723
Titanium Metals Corp.* (a)	22,200	277,944
United States Steel Corp.	34,975	1,927,822
		27,031,703
Paper & Forest Products 0.2%
International Paper Co.	109,712	2,938,088
MeadWestvaco Corp.	41,578	1,190,378
Weyerhaeuser Co. (a)	49,429	2,132,367
		6,260,833
Telecommunication Services 3.1%
Diversified Telecommunication Services 2.8%
AT&T, Inc. (a)	1,453,519	40,742,137
CenturyTel, Inc. (a)	75,496	2,733,710
Frontier Communications Corp. (a)	81,505	636,554
Qwest Communications International, Inc. (a)	368,143	1,549,882
Verizon Communications, Inc.	699,751	23,182,751
Windstream Corp. (a)	105,701	1,161,654
		70,006,688
Wireless Telecommunication Services 0.3%
American Tower Corp. "A"*	99,336	4,292,309
MetroPCS Communications, Inc.* (a)	67,200	512,736
Sprint Nextel Corp.*	712,714	2,608,533
		7,413,578
Utilities 3.7%
Electric Utilities 2.0%
Allegheny Energy, Inc.	42,418	995,975
American Electric Power Co., Inc. (a)	114,865	3,996,153
Duke Energy Corp.	328,391	5,651,609
Edison International	76,474	2,659,766
Entergy Corp.	45,909	3,757,193
Exelon Corp.	164,588	8,043,416
FirstEnergy Corp. (a)	73,111	3,396,006
FPL Group, Inc.	102,387	5,408,081
Northeast Utilities	42,000	1,083,180
Pepco Holdings, Inc.	50,600	852,610
Pinnacle West Capital Corp.	24,896	910,696
PPL Corp.	96,548	3,119,466
Progress Energy, Inc.	71,550	2,934,265
Southern Co.	198,379	6,609,988
		49,418,404
Gas Utilities 0.1%
EQT Corp.	26,500	1,163,880
Nicor, Inc.	11,737	494,128
Questar Corp.	43,700	1,816,609
		3,474,617
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	163,637	2,178,008
Constellation Energy Group, Inc.	49,587	1,743,975
		3,921,983
Multi-Utilities 1.4%
Ameren Corp.	53,419	1,493,061
CenterPoint Energy, Inc.	93,768	1,360,574
CMS Energy Corp. (a)	59,049	924,707
Consolidated Edison, Inc.	67,894	3,084,425
Dominion Resources, Inc. (a)	147,901	5,756,307
DTE Energy Co.	42,303	1,843,988
Integrys Energy Group, Inc. (a)	19,100	802,009
NiSource, Inc.	71,366	1,097,609
PG&E Corp. (a)	91,516	4,086,189
Public Service Enterprise Group, Inc.	121,581	4,042,568
SCANA Corp. (a)	27,767	1,046,261
Sempra Energy	61,496	3,442,546
TECO Energy, Inc. (a)	52,988	859,465
Wisconsin Energy Corp.	30,500	1,519,815
Xcel Energy, Inc.	115,737	2,455,939
		33,815,463
Total Common Stocks (Cost $2,048,851,510)		2,447,108,946
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.1%
US Treasury Obligation
US Treasury Bill, 0.122%**, 5/6/2010 (b) (Cost $3,013,725)	3,015,000	3,013,854
	Shares	Value ($)

Securities Lending Collateral 24.0%
Daily Assets Fund Institutional, 0.17% (c) (d) (Cost $595,874,165)	595,874,165	595,874,165

Cash Equivalents 1.1%
Central Cash Management Fund, 0.14% (c) (Cost $25,861,337)	25,861,337	25,861,337
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,673,600,737)+	123.9	3,071,858,302
Other Assets and Liabilities, Net	(23.9)	(593,246,327)
Net Assets	100.0	2,478,611,975
* Non-income producing security
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,861,029,955. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $210,828,347. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $755,960,404 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $545,132,057.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $576,135,682, which is 23.2% of net assets.
(b) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At December 31, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 Index	USD	3/18/2010	113	31,377,275	209,445
Currency Abbreviations
USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments (e)	$ 2,447,108,946	$ —	$ —	$ 2,447,108,946
Short-Term Investments (e)	621,735,502	3,013,854	—	624,749,356
Derivatives (f)	209,445	—	—	209,445
Total	$ 3,069,053,893	$ 3,013,854	$ —	$ 3,072,067,747
(e) See Investment Portfolio for additional detailed categorizations.
(f) Derivatives include unrealized appreciation on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $2,051,865,235) — including $576,135,682 of securities loaned	$ 2,450,122,800
Investment in Daily Assets Fund Institutional (cost $595,874,165)*	595,874,165
Investment in Central Cash Management Fund (cost $25,861,337)	25,861,337
Total investments in securities, at value (cost $2,673,600,737)	3,071,858,302
Cash	59,628
Dividends receivable	3,318,994
Interest receivable	62,113
Other assets	79,563
Total assets	3,075,378,600
Liabilities
Payable upon return of securities loaned	595,874,165
Payable for investments purchased	431,954
Payable for daily variation margin on open futures contracts	332,026
Accrued management fee	19,192
Other accrued expenses and payables	109,288
Total liabilities	596,766,625
Net assets	$ 2,478,611,975
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $15,554)	$ 51,874,573
Income distributions — affiliated cash management vehicles	77,294
Interest	11,358
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,361,109
Total Income	53,324,334
Expenses: Investment management fee	1,099,180
Administration fee	659,510
Professional fees	77,105
Custodian fee	70,351
Trustees' fees and expenses	38,783
Insurance	78,429
Reports to shareholders	4,508
Other	51,330
Total expenses before expense reductions	2,079,196
Expense reductions	(978,922)
Total expenses after expense reductions	1,100,274
Net investment income (loss)	52,224,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(105,410,962)
Futures	8,137,592
In-kind redemptions	(7,845,506)
(105,118,876)
Change in net unrealized appreciation (depreciation) during the period on: Investments	603,441,150
Futures	(190,837)
603,250,313
Net gain (loss)	498,131,437
Net increase (decrease) in net assets resulting from operations	$ 550,355,497

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 52,224,060	$ 67,660,758
Net realized gain (loss)	(105,118,876)	(96,428,766)
Change in net unrealized appreciation (depreciation)	603,250,313	(1,276,204,964)
Net increase (decrease) in net assets resulting from operations	550,355,497	(1,304,972,972)
Capital transactions in shares of beneficial interest: Proceeds from capital invested	457,204,285	698,602,342
Value of capital withdrawn	(682,340,362)	(648,903,152)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(225,136,077)	49,699,190
Increase (decrease) in net assets	325,219,420	(1,255,273,782)
Net assets at beginning of period	2,153,392,555	3,408,666,337
Net assets at end of period	$ 2,478,611,975	$ 2,153,392,555

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2009	2008	2007	2006	2005
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,479	2,153	3,409	3,549	3,307
Ratio of expenses before expense reductions (%)	.09	.10	.09	.08	.06
Ratio of expenses after expense reductions (%)	.05	.05	.05	.05	.05
Ratio of net investment income (loss) (%)	2.38	2.29	1.91	1.90	1.82
Portfolio turnover rate (%)	9[c]	6	5	4	9
Total investment return (%)[a,b]	26.54	(37.01)	5.54	15.72	4.90
[a] Total investment return would have been lower had certain expenses not been reduced.
[b] Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.
[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York trust.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds, with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2009, DWS S&P 500 Index Fund and DWS Equity 500 Index Fund owned approximately 21% and 79%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

Securities Lending. The Portfolio may lend securities to certain financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Portfolio's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Portfolio's derivatives are not accounted for as hedging instruments. As such, even though the Portfolio may use derivatives in an attempt to achieve an economic hedge, the Portfolio's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio invests in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security or index. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

The following tables summarize the value of the Portfolio's derivative instruments held as of December 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts
Equity Contracts (a)	$ 209,445

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 8,137,592

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (190,837)

The above derivative is located in the following Statement of Operations account:

(a) Change in net realized appreciation (depreciation) on futures

A summary of the open futures contracts as of December 31, 2009 is included in a table following the Portfolio's Investment Portfolio. For the year ended December 31, 2009, the Portfolio invested in futures contracts with total notional value ranging from approximately $14,177,000 to $31,377,000.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $187,475,106 and $294,735,315, respectively.

C. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio.

Management Agreement. Under the Investment Management Agreement, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio's sub-advisor. The investment management fee payable under the Investment Management Agreement is equal to an annual rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio.

For the period from January 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Portfolio to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.05%.

Accordingly, for the year ended December 31, 2009, the Advisor waived a portion of its investment management fee pursuant to the Investment Management Agreement of $978,922 and charged $120,258, which was equivalent to an annual effective rate of 0.01% of the Portfolio's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2009, the Administration Fee was $659,510, of which $62,813 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Portfolio may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Portfolio currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Portfolio invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. In-Kind Redemptions

In certain circumstances, the Portfolio may distribute portfolio securities rather than cash as payments for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Portfolio recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2009, the Portfolio realized $7,845,506 of net loss attributable to in-kind redemptions.

F. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 26, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Portfolio's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest in DWS Equity 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2010	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

The Fund, a series of DWS Investment Trust, invests all of its assets in DWS Equity 500 Index Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Board of Trustees (which is also the Board of Trustees for the Fund), including the Independent Trustees, approved the renewal of the Portfolio's investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DWS"), the Fund's investment management agreement with DWS (the "Fund Agreement") and the sub-advisory agreement (the "Sub-Advisory Agreement," and together with the Portfolio Agreement and the Fund Agreement, the "Agreements") between DWS and Northern Trust Investments, N.A. ("NTI") in September 2009.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2009, all but one of the Portfolio's and Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Portfolio's and the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

>While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Fund and that, pursuant to separate administrative services agreements, DWS provides administrative services to the Fund and the Portfolio. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS and NTI to attract and retain high-quality personnel, and the organizational depth and stability of DWS and NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and NTI the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Portfolio's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio's management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's and the Portfolio's combined total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Portfolio Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's and the Portfolio's fee schedules represent an appropriate sharing between the Fund and the Portfolio, as the case may be, and DWS of such economies of scale as may exist in the management of the Fund and the Portfolio at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund and the Portfolio. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[7] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[7] (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Rita Rubin[8] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[7] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[7] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[7] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
Jason Vazquez[8] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[8] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[8] (1951) Chief Legal Officer, 2006-present	Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 345 Park Avenue, New York, New York 10154.
7 Address: One Beacon Street, Boston, MA 02108.
8 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

Automated Information Line	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SXPAX	SXPBX	SXPCX	SCPIX
CUSIP Number	23338J 749	23338J 731	23338J 723	23338J 699
Fund Number	1001	1201	1301	2301

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2009, DWS S&P 500 Index Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS S&P 500 INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$24,136	$0	$0	$0
2008	$24,175	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$100,000	$100,000
2008	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS S&P 500 Index Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS S&P 500 Index Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 2, 2010